                                                                       [LOGO]
                                                                     ADVANTUS
                                                                 FAMILY OF FUNDS


                                                   ANNUAL REPORT TO SHAREHOLDERS
                                                              ADVANTUS BOND FUND


                                                              SEPTEMBER 30, 1995

ADVANTUS BOND FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                  2

INVESTMENTS IN SECURITIES           7

STATEMENT OF ASSETS AND
LIABILITIES                        10

STATEMENT OF OPERATIONS            11

STATEMENT OF CHANGES IN
NET ASSETS                         12

NOTES TO FINANCIAL
STATEMENTS                         13

INDEPENDENT AUDITORS'
REPORT                             19

FEDERAL INCOME TAX
INFORMATION                        20

SHAREHOLDER SERVICES               22

October 31, 1995

                                                                         [PHOTO]
Dear Shareholders:

The first nine months of 1995 produced exceptional returns for both stock and bond investors. Subdued inflation and a growing economy combined to create a positive secular environment for financial assets.

A 140 basis point reduction in the 30-year Treasury Bond produced a 21 percent return since the beginning of the year. Corporate bonds returned 16.5 percent according to the Lehman Corporate Bond Index. If this pace continues, the bond market will finish off one of its best years ever - a sharp reversal from 1994.

Investors reacted strongly to every actual and perceived economic shift creating unusual volatility in the bond market. The sharp sell off in July and August was just such an over reaction. Long term yields will be driven by continuing concerns about the budget process in Washington, the near term direction of the economy and the dollar's performance. Nonetheless, we expect Treasury Bills to remain trading in the 6-7 percent range.

Technology, financial and consumer companies drove the stock market to all-time record highs in the third quarter as measured by the S&P 500. While this produced spectacular results, the extended run may create additional vulnerability in the market. The chief concerns are disappointing earnings announcements and a general slow down in profitability. According to Ibbotson Associates, there have only been four times since 1927 that stock prices have risen more in the first nine months of the year. In each instance, the market cooled off in the final quarter. Factors which could push the market up in the short term, however, are a significant interest rate reduction or a surge in foreign portfolio inflows.

The current economic expansion is displaying the mixed signals of maturation. However, we do not expect an early end to the recovery. The economy's recent slow growth pattern should lengthen the life of the expansion by reducing inflationary pressures and consequently, the need for money tightening measures. It is unlikely that the economy will regain the robust pace of the early stages of the expansion.

The market does hold opportunity for investors. Diversification across industries and geographic regions remains a key element to successful investing. However, determining which investments will benefit in both the near and long term requires professional experience. Advantus Capital Management, Inc. offers a family of eight funds which are designed to help you reach your goals with a thoughtful, well conceived investment strategy.

Sincerely,

Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS BOND FUND
PERFORMANCE UPDATE
[PHOTO]
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Bond Fund is a mutual fund
designed for investors seeking a high
level of current income consistent with
prudent investment risk. The Fund plans
to achieve its objective primarily by
investing in a diversified portfolio of
investment grade short, intermediate and long-term debt securities. The Fund manager varies the proportion of assets invested in each maturity category depending upon the evaluation of market patterns and economic trends by the Fund's investment adviser.
  -Dividends declared daily and paid monthly.
  -Capital gains distributions paid annually.
PERFORMANCE

The Advantus Bond Fund's performance for the year ended September 30, 1995 for each class of shares offered was as follows:

Class A                           15.1 percent*
Class B                           13.9 percent*
Class C (since 3/1/95
inception)                         9.3 percent*

The Lehman Brothers Corporate Bond Index** returned 16.99 percent for the year ending September 30, 1995. Our peer group, the Lipper A-rated Bond Fund Universe,+ returned 13.80 percent over the same period.

It was an excellent year for fixed income investors. The 1994 bear market was replaced with the 1995 bull market. The bond market rally of 1995 continues to be fueled by low inflation, moderate economic growth and weaker than expected employment data. Corporate bonds and U.S. Treasury securities continued to perform very well, especially the longer maturities with call protection.

Interest rates, which moved dramatically lower during the past 12 months, finished the period near their lows for the year. The 30 year U.S. Treasury Bond yield decreased 131 basis points to 6.50 percent, while rates on intermediate notes were 75 to 150 basis points lower.

PORTFOLIO RECAP

During the year, we ran the duration of the portfolio between 6 years and 6.7 years, in line with the Lehman Brothers Corporate Bond Index duration of 6.4 years. Owning enough duration (i.e. longer maturity bonds) allowed the portfolio to participate in this year's market rally. Throughout the year, we stayed overweighted with 10 and 30 year maturities and underweighted at the shorter maturities. The added duration benefited the Fund's return during the year as interest rates at the longer end of the yield curve moved significantly lower.

We maintained our emphasis on investment grade corporate bonds with longer maturities. This sector performed extremely well as interest rates declined and credit spreads tightened. Finding value within the corporate sector is becoming more difficult but our focus continues to be owning the best relative value within this sector. We added, and continue to hold our positions in News America Corp. (credit rating upgraded twice during the year), Time Warner, Royal Caribbean, Overseas Shipholding, Joy Technologies, CSR Finance Ltd, Comsat, and Commonwealth Edison. We

                                                              ADVANTUS BOND FUND
                                                              SEPTEMBER 30, 1995

captured gains by selling Black and Decker, Lyondell Petrochemical, Carter Holt Harvey, Methanex, Shopko, Greentree Financial, and United Dominion. The corporate names in the portfolio played an important role in the Fund's performance to date. We expect their future credit spreads to be stable or tighter as the earnings and company fundamentals improve. The corporate bonds add valuable additional yield to the portfolio and provide the opportunity for capital gains as credit spreads tighten.

In keeping with our emphasis on quality, the portfolio currently has an average quality rating of A1. At September 30, 1995, 66 percent of the portfolio was invested in investment grade corporate bonds, 20 percent in U.S. Government and agencies securities, 9 percent in mortgage backed securities and the remaining 5 percent cash was invested in money market instruments.

OUTLOOK

Bonds have posted strong gains in 1995 and the economic fundamentals are still positive for the fixed income market. Moderate economic growth and low inflation continue to provide a positive backdrop for bonds. While it is unlikely that bonds can continue appreciating at this pace, they still offer fair value and have not yet fully discounted the shift in economic conditions.

Over the next six months, we will likely see modest economic growth with low inflation, a perfect scenario for a stable bond market. The Federal Reserve should cautiously move short term interest rates lower as the economic conditions dictate. If Washington can produce a creditable deficit reduction package, the Federal Reserve can cut short term rates and long term rates would follow them lower. With our focus on undervalued corporate bonds and longer duration, the portfolio is well positioned to participate in this environment. *Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt.
+Average return of 99 A-rated bond funds according to Lipper Analytical Services, Inc.

ADVANTUS BOND FUND
SEPTEMBER 30, 1995

                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
           $10,000 INVESTMENT IN ADVANTUS BOND FUND, LEHMAN BROTHER'S
                 CORPORATE BOND INDEX AND CONSUMER PRICE INDEX
                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                                                 9.9%
Five year                                                8.4%
Since inception (8/14/87)                                7.9%
                              Class A  Lehman Brother's Index        CPI
8/14/87                        10,000                  10,000     10,000
10/31/87                        9,621                  10,014     10,083
10/31/88                       10,246                  11,343     10,512
10/31/89                       11,359                  12,751     10,994
10/31/90                       11,865                  13,295     11,686
10/31/91                       13,603                  15,639     12,028
10/31/92                       15,065                  17,376     12,413
10/31/93                       17,181                  20,011     12,746
9/30/94                        16,034                  19,020     13,132
9/30/95                        18,447                  22,252     13,421

On the chart above you can see how the Advantus Bond Fund Class A shares' total return compared to the Lehman Brother's Corporate Bond Index and the Consumer Price Index. The three lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of the Advantus Bond Fund Class A shares (August 14, 1987) through September 30, 1995.

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                                                 8.9%
Since inception (8/19/94)                                7.1%
                              Class B  Lehman Brother's Index        CPI
8/19/94                        10,000                  10,000     10,000
9/30/94                         9,876                   9,819     10,067
9/30/95                        10,801                  11,488     10,289

On the chart above you can see how the Advantus Bond Fund Class B shares' total return compared to the Lehman Brother's Corporate Bond Index and the Consumer Price Index. The three lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of the Advantus Bond Fund Class B shares (August 19, 1994) through September 30, 1995.

                                                              ADVANTUS BOND FUND
                                                              SEPTEMBER 30, 1995

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    TOTAL RETURN:
Since inception
(3/1/95)                                             9.3%
                          Class C  Lehman Brother's Index        CPI
3/01/95                    10,000                  10,000     10,000
9/30/95                    10,925                  11,087     10,146

On the chart above you can see the Advantus Bond Fund Class C shares' total return compared to the Lehman Brother's Corporate Bond Index and the Consumer Price Index. The three lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of the Advantus Bond Fund Class C shares (March 1, 1995) through September 30, 1995.

The above charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas you Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical results are not an indication of future performance.

ADVANTUS BOND FUND
SEPTEMBER 30, 1995

TEN LARGEST BOND HOLDINGS

                                                      MARKET    % OF BOND
COMPANY                                               VALUE     PORTFOLIO
--------------------------------------------------  ----------  ---------
U.S. Treasury Note--10.75%, 08/15/05..............  $  993,046     6.5%
Reynolds Metals Company--9.375%, 06/15/99.........     578,705     3.8%
Chrysler Corporation--10.95%, 08/01/17............     559,019     3.7%
Time Warner--9.15%, 02/01/23......................     541,277     3.5%
Consolidated Natural Gas--8.75%, 10/01/19.........     539,844     3.5%
Delta Airlines--9.2%, 9/23/14.....................     536,460     3.5%
U.S. Treasury--7.75%, 11/30/99....................     531,563     3.5%
Alltel Corporation--10.375%, 04/01/09.............     530,549     3.5%
Comstat Corporation--7.7%, 05/10/07...............     523,805     3.4%
Overseas Shipholding Group--8.75%, 12/01/13.......     520,340     3.4%
                                                    ----------     ---
                                                    $5,854,608    38.3%
                                                    ----------     ---
                                                    ----------     ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Advantus Bond Fund
U.S. Treasury                       10.8%
U.S. Government Agencies            12.2%
AA Rated                             9.1%
A Rated                             26.9%
BBB Rated                           30.0%
BB Rated                             3.2%
Cash and Other
Assets/Liabilities                   7.8%
                                   100.0%

                                                              ADVANTUS BOND FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1995
           (Percentages of each investment category relate to total net assets.)

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(A)
---------                                                                           ------------
LONG-TERM DEBT SECURITIES (92.2%)
  GOVERNMENT OBLIGATIONS (28.7%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (23.0%)
$ 500,000  Federal Home Loan Bank...........................     8.460%   12/20/99  $    502,520
  500,000  Federal Home Loan Mortgage.......................     7.030%   04/05/04       503,168
  455,997  Federal National Mortgage Association............     7.000%   09/01/17       453,502
  259,111  Government National Mortgage Association.........     7.000%   03/15/23       255,978
  312,942  Government National Mortgage Association.........     7.000%   04/15/22       309,430
  250,000  U.S. Treasury Note...............................     6.750%   05/31/99       256,172
  750,000  U.S. Treasury Note...............................    10.750%   08/15/05       993,046
  500,000  U.S. Treasury Note...............................     7.750%   11/30/99       531,563
                                                                                    ------------
                                                                                       3,805,379
                                                                                    ------------
    OTHER GOVERNMENT (3.0%)
  500,000  Quebec Province of Canada(b).....................     7.500%   07/15/23       493,590
                                                                                    ------------
    LOCAL AND STATE GOVERNMENT OBLIGATIONS (2.7%)
  462,000  Wyoming Community Development Authority..........     6.850%   06/01/10       455,070
                                                                                    ------------
           Total government obligations (cost: $4,631,747)........................     4,754,039
                                                                                    ------------
  CORPORATE OBLIGATIONS (63.5%)
    BASIC INDUSTRIES (3.5%)
    Primary Metals (3.5%)
  530,000  Reynolds Metals Company..........................     9.375%   06/15/99       578,705
                                                                                    ------------
    CAPITAL GOODS (8.9%)
    Aerospace/Defense (3.0%)
  500,000  Rockwell International...........................     6.750%   09/15/02       506,561
                                                                                    ------------
    Machinery (2.7%)
  400,000  Joy Technologies Incorporated....................    10.250%   09/01/03       448,000
                                                                                    ------------
    Telecommunications (3.2%)
  500,000  Comsat Corporation...............................     7.700%   05/10/07       523,805
                                                                                    ------------
    CONSUMER CYCLICAL (3.4%)
    Automotive (3.4%)
  500,000  Chrysler Corporation.............................    10.950%   08/01/17       559,019
                                                                                    ------------
    CONSUMER STAPLES (13.0%)
    Drugs (3.0%)
  500,000  American Home Products...........................     6.500%   10/15/02       497,480
                                                                                    ------------
    Entertainment (1.6%)
  250,000  Royal Caribbean Cruises..........................     8.250%   04/01/05       264,495
                                                                                    ------------

              See accompanying notes to investments in securities.

ADVANTUS BOND FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(A)
---------                                                                           ------------
  CORPORATE OBLIGATIONS--CONTINUED
    Food (2.2%)
$ 364,286  General Mills....................................     6.235%   03/15/97  $    365,876
                                                                                    ------------
    Media (3.3%)
  500,000  Time Warner......................................     9.150%   02/01/23       541,277
                                                                                    ------------
    Printing and Publishing (2.9%)
  500,000  News America Corporation.........................     7.750%   01/20/24       487,865
                                                                                    ------------
  CREDIT SENSITIVE (3.1%)
    Building Materials (3.1%)
  500,000  CSR Finance......................................     7.700%   07/21/25       513,512
                                                                                    ------------
  ENERGY (3.3%)
    Natural Gas Distribution (3.3%)
  500,000  Consolidated Natural Gas.........................     8.750%   10/01/19       539,844
                                                                                    ------------
  FINANCIAL (12.7%)
    Commercial Finance (5.3%)
  500,000  Banc One Corporation.............................     7.000%   07/15/05       504,152
  400,000  GMAC.............................................     5.500%   12/15/01       374,100
                                                                                    ------------
                                                                                         878,252
                                                                                    ------------
    Real Estate (7.4%)
  237,105  Green Tree Financial, Net Interest Margin, Series
            1995-A, Class A.................................     7.250%   07/15/05       237,098
  500,000  Property Trust of America........................     7.500%   02/15/14       473,850
  500,000  Security Capital Industrial Trust................     7.875%   05/15/09       507,054
                                                                                    ------------
                                                                                       1,218,002
                                                                                    ------------
  UTILITIES (6.3%)
    Electric (3.1%)
  500,000  Commonwealth Edison..............................     8.250%   12/01/07       511,328
                                                                                    ------------
    Telephones (3.2%)
  500,000  Alltel Corporation...............................    10.375%   04/01/09       530,549
                                                                                    ------------
  TRANSPORTATION (9.3%)
    Air Transportation (3.2%)
  500,000  Delta Air Lines..................................     9.200%   09/23/14       536,460
                                                                                    ------------
    Trucking (3.0%)
  500,000  Consolidated Freightways(c)......................     7.350%   06/01/05       499,672
                                                                                    ------------

                                                              ADVANTUS BOND FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(A)
---------                                                                           ------------
  CORPORATE OBLIGATIONS--CONTINUED
    Water Transportation (3.2%)
$ 500,000  Overseas Shipholding Group.......................     8.750%   12/01/13  $    520,340
                                                                                    ------------
           Total corporate obligations (cost: $10,454,316)........................    10,521,042
                                                                                    ------------
           Total long-term debt securities (cost: $15,086,063)....................    15,275,081
                                                                                    ------------
SHORT-TERM SECURITIES (4.4%)
  730,000  U.S. Treasury Bills..............................5.44%-5.45%   12/07/95       722,567
                                                                                    ------------
           Total short-term securities (cost: $722,676)...........................       722,567
                                                                                    ------------
           Total investments in securities (cost: $15,808,739)(d).................  $ 15,997,648
                                                                                    ------------
                                                                                    ------------

Notes to Investments in Securities
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 3.0% of net assets in foreign securities as of September 30, 1995.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1995, the value of these securities amounted to $499,672 or 3.0% of net assets.
(d) At September 30, 1995 the cost of securities for federal income tax purposes was $15,808,739. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.....................  $ 251,349
     Gross unrealized depreciation.....................    (62,440)
                                                         ---------
     Net unrealized appreciation.......................  $ 188,909
                                                         ---------
                                                         ---------

ADVANTUS BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                           ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $15,808,739)................................  $15,997,648
Receivable for Fund shares sold.................................................        5,239
Receivable for investment securities sold.......................................      867,658
Accrued interest receivable.....................................................      313,833
                                                                                  -----------
    Total assets................................................................   17,184,378
                                                                                  -----------
                                         LIABILITIES
Cash overdraft..................................................................        1,003
Payable for Fund shares repurchased.............................................       73,061
Payable for investment securities purchased.....................................      524,606
Payable to Adviser..............................................................       14,493
Dividends payable to shareholders...............................................        1,923
                                                                                  -----------
    Total liabilities...........................................................      615,086
                                                                                  -----------
Net assets applicable to outstanding capital stock..............................  $16,569,292
                                                                                  -----------
                                                                                  -----------
Represented by:
  Capital stock--$.01 par value (note 1)........................................  $    16,189
  Additional paid-in capital....................................................   16,752,143
  Undistributed net investment income...........................................        6,706
  Accumulated net realized losses from investments..............................     (394,655)
  Unrealized appreciation of investments........................................      188,909
                                                                                  -----------
    Total--representing net assets applicable to outstanding capital stock......  $16,569,292
                                                                                  -----------
                                                                                  -----------
Net assets applicable to outstanding Class A Shares.............................  $15,315,447
                                                                                  -----------
                                                                                  -----------
Net assets applicable to outstanding Class B Shares.............................  $ 1,141,804
                                                                                  -----------
                                                                                  -----------
Net assets applicable to outstanding Class C Shares.............................  $   112,041
                                                                                  -----------
                                                                                  -----------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 1,496,326.........................................  $     10.24
                                                                                  -----------
                                                                                  -----------
  Class B--Shares outstanding 111,592...........................................  $     10.23
                                                                                  -----------
                                                                                  -----------
  Class C--Shares outstanding 10,955............................................  $     10.23
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                        STATEMENTS OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest...........................................................................  $  1,128,433
                                                                                       ------------
Expenses (note 4):
  Investment advisory fee............................................................       104,228
  Distribution fees--Class A.........................................................        43,001
  Distribution fees--Class B.........................................................         5,214
  Distribution fees--Class C.........................................................           346
  Administrative services fee........................................................        39,200
  Custodian fees.....................................................................         2,674
  Auditing and accounting services...................................................        10,550
  Legal fees.........................................................................         5,098
  Directors' fees....................................................................           333
  Registration fees..................................................................        37,833
  Printing and shareholder reports...................................................        20,735
  Insurance..........................................................................         5,420
  Other..............................................................................         8,423
                                                                                       ------------
      Total expenses.................................................................       283,055
  Less fees and expenses waived or absorbed:
    Class A distribution fees........................................................       (28,668)
    Other fund expenses..............................................................      (100,487)
                                                                                       ------------
      Total fees and expenses waived or absorbed.....................................      (129,155)
                                                                                       ------------
      Total net expenses.............................................................       153,900
                                                                                       ------------
      Investment income--net.........................................................       974,533
                                                                                       ------------
Realized and unrealized gains (losses) on investments:
  Net realized losses on investments (note 3)........................................       (56,377)
  Net change in unrealized appreciation or depreciation on investments...............     1,185,953
                                                                                       ------------
      Net gains on investments.......................................................     1,129,576
                                                                                       ------------
Net increase in net assets resulting from operations.................................  $  2,104,109
                                                                                       ------------
                                                                                       ------------

                See accompanying notes to financial statements.

ADVANTUS BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30, 1995 AND
PERIOD FROM NOVEMBER 1, 1993 TO SEPTEMBER 30, 1994

                                                                                     1995         1994
                                                                                  -----------  -----------
Operations:
  Investment income--net........................................................  $   974,533  $   750,863
  Net realized losses on investments............................................      (56,377)    (338,278)
  Net change in unrealized appreciation or depreciation on investments..........    1,185,953   (1,403,507)
                                                                                  -----------  -----------
    Increase (decrease) in net assets resulting from operations.................    2,104,109     (990,922)
                                                                                  -----------  -----------
Distributions to shareholders from:
  Investment income--net:
    Class A.....................................................................     (939,133)    (750,510)
    Class B.....................................................................      (28,946)        (312)
    Class C.....................................................................       (1,889)          --
  Net realized gains on investments:
    Class A.....................................................................           --     (622,857)
                                                                                  -----------  -----------
    Total distributions.........................................................     (969,968)  (1,373,679)
                                                                                  -----------  -----------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.....................................................................    1,777,559    3,127,259
    Class B.....................................................................    1,038,123       51,433
    Class C.....................................................................      116,675           --
  Shares issued as a result of reinvested dividends:
    Class A.....................................................................      544,661      806,836
    Class B.....................................................................       26,143          312
    Class C.....................................................................        1,889           --
  Payments for redemption of shares:
    Class A.....................................................................   (1,973,311)  (2,185,713)
    Class B.....................................................................      (16,414)          --
    Class C.....................................................................       (9,920)          --
                                                                                  -----------  -----------
    Increase in net assets from capital share transactions......................    1,505,415    1,800,127
                                                                                  -----------  -----------
    Total increase (decrease) in net assets.....................................    2,639,556     (564,474)
Net assets at beginning of period...............................................   13,929,736   14,494,210
                                                                                  -----------  -----------
Net assets at end of period (including undistributed net investment income of
 $6,706 and $2,141, respectively)...............................................  $16,569,292  $13,929,736
                                                                                  -----------  -----------
                                                                                  -----------  -----------

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1995

(1) ORGANIZATION
    The Advantus Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Bond Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Fixed Income Securities Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees and sales charges charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

    On January 18, 1994, the Board of Directors elected to change the fiscal year end of the Fund from October 31 to September 30.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    For federal income tax purposes, the Fund had a capital loss carryover at September 30, 1995 of $394,655, which, if not offset by subsequent capital gains, will expire from September 30, 2003 to September 30, 2004. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expired.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $39,992,974 and $37,897,269, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC

Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets,
 .10 percent. MIMLIC Sales waived Class A distribution fees in the amount of $28,668 for the year ended September 30, 1995.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995, the administrative service fee was $3,600 per month. Effective February 1, 1995, the administrative service fee is $3,100 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1995, Advantus Capital and MIMLIC Management voluntarily agreed to absorb $100,487 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $61,826.

    As of September 30, 1995, Minnesota Mutual Life and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                                                               NUMBER OF SHARES     PERCENTAGE OWNED
                                                                              ------------------  ---------------------
Class A.....................................................................         371,243                24.8%
Class B.....................................................................           5,495                 4.9%
Class C.....................................................................           1,069                 9.8%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,713.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 for Class A shares, the year ended September 30, 1995 and the period from August 19, 1994 to September 30, 1994 for Class B shares and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                               CLASS A                CLASS B           CLASS C
                                                        ----------------------  --------------------  -----------
                                                           1995        1994       1995       1994        1995
                                                        ----------  ----------  ---------  ---------  -----------
Sold..................................................     181,987     307,605    105,047      5,310      11,740
Issued for reinvested distributions...................      55,696      78,367      2,629         33         189
Redeemed..............................................    (203,125)   (217,456)    (1,427)        --        (974)
                                                        ----------  ----------  ---------  ---------  -----------
                                                            34,558     168,516    106,249      5,343      10,955
                                                        ----------  ----------  ---------  ---------  -----------
                                                        ----------  ----------  ---------  ---------  -----------

(6) RESTRICTED SECURITIES
    At September 30, 1995, investments in securities includes an issue which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note
2. The aggregate value of restricted securities held by the Fund at September 30, 1995 was $499,672 which represents 3.0% of net assets.

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                               CLASS A
                                                    -------------------------------------------------------------
                                                                     PERIOD FROM
                                                                     NOVEMBER 1,
                                                     YEAR ENDED        1993 TO            YEAR ENDED OCTOBER 31
                                                    SEPTEMBER 30,   SEPTEMBER 30,       -------------------------
                                                        1995            1994             1993      1992     1991
                                                    -------------   -------------       -------   ------   ------
Net asset value, beginning of period..............  $       9.50    $      11.21        $ 10.72   $10.38   $ 9.79
                                                          ------          ------        -------   ------   ------
Income from investment operations:
  Net investment income...........................           .64             .53            .63      .73      .79
  Net gains or losses on securities (both realized
   and unrealized)................................           .74           (1.24)           .78      .36      .59
                                                          ------          ------        -------   ------   ------
    Total from investment operations..............          1.38            (.71)          1.41     1.09     1.38
                                                          ------          ------        -------   ------   ------
Less distributions:
  Dividends from net investment income............          (.64)           (.53)          (.63)    (.73)    (.79)
  Distributions from capital gains................            --            (.47)          (.29)    (.02)      --
                                                          ------          ------        -------   ------   ------
    Total distributions...........................          (.64)          (1.00)          (.92)    (.75)    (.79)
                                                          ------          ------        -------   ------   ------
Net asset value, end of period....................  $      10.24    $       9.50        $ 11.21   $10.72   $10.38
                                                          ------          ------        -------   ------   ------
                                                          ------          ------        -------   ------   ------
Total return (a)..................................         15.1%          (6.7)%(b)       14.0%    10.8%    14.7%
Net assets, end of period (in thousands)..........       $15,315         $13,879        $14,494   $9,415   $5,967
Ratio of expenses to average daily net assets
 (d)..............................................         1.00%           1.00%(c)       1.00%    1.00%     .97%
Ratio of net investment income to average daily
 net assets (d)...................................         6.58%           5.79%(c)       5.78%    6.88%    7.91%
Portfolio turnover rate (excluding short-term
 securities)......................................        270.7%          163.5%         139.5%   115.6%    92.7%

----------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(b) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(c) Adjusted to an annual basis.
(d) The Fund's Adviser and Distributor voluntarily absorbed or waived $129,155, $107,448, $86,877, $78,626 and $66,537 in expenses for the year ended
    September 30, 1995, for the period from November 1, 1993 to September 30, 1994 and the years ended October 31, 1993, 1992 and 1991, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.88%, 1.83%, 1.70%, 2.10% and 2.35%, respectively, and the ratio of net investment income to average daily net assets would have been 5.70%, 4.95%, 5.08%, 5.78% and 6.53%, respectively.

                                                                CLASS B                   CLASS C
                                                    --------------------------------   -------------
                                                                        PERIOD FROM     PERIOD FROM
                                                                        AUGUST 19,     MARCH 1, 1995
                                                     YEAR ENDED         1994 (A) TO       (A) TO
                                                    SEPTEMBER 30,      SEPTEMBER 30,   SEPTEMBER 30,
                                                        1995               1994            1995
                                                    -------------      -------------   -------------
Net asset value, beginning of period..............  $       9.50       $       9.68    $       9.67
                                                          ------             ------          ------
Income from investment operations:
  Net investment income...........................           .55                .06             .33
  Net gains or losses on securities (both realized
   and unrealized)................................           .73               (.18)            .55
                                                          ------             ------          ------
    Total from investment operations..............          1.28               (.12)            .88
                                                          ------             ------          ------
Less distributions:
  Dividends from net investment income............          (.55)              (.06)           (.32)
  Distributions from capital gains................            --                 --              --
                                                          ------             ------          ------
    Total distributions...........................          (.55)              (.06)           (.32)
                                                          ------             ------          ------
Net asset value, end of period....................  $      10.23       $       9.50    $      10.23
                                                          ------             ------          ------
                                                          ------             ------          ------
Total return (b)..................................         13.9%             (1.2)%(c)         9.3%(d)
Net assets, end of period (in thousands)..........        $1,142                $51            $112
Ratio of expenses to average daily net assets
 (f)..............................................         1.90%               .22%(g)        1.90%(e)
Ratio of net investment income to average daily
 net assets (f)...................................         5.61%               .69%(g)        5.54%(e)
Portfolio turnover rate (excluding short-term
 securities)......................................        270.7%             163.5%          270.7%

----------
(a) Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(c) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.
(d) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(e) Adjusted to an annual basis.
(f) The Fund's Adviser and Distributor voluntarily absorbed or waived $129,155, $107,448, $86,877, $78,626 and $66,537 in expenses for the year ended
    September 30, 1995, for the period from November 1, 1993 to September 30, 1994 and the years ended October 31, 1993, 1992 and 1991, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.56% and .35%, respectively, and the ratio of net investment income to average daily net assets would have been 4.95% and .56%, respectively, for the year ended September 30, 1995 and the period from August 19, 1994, commencement of operations, to September 30, 1994, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.56% and the ratio of net investment income to average daily net assets would have been 4.88% for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(g) Ratios presented for the periods from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                                    INDEPENDENT AUDITORS' REPORT

    The Board of Directors and Shareholders
Advantus Bond Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Bond Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 and the financial highlights for the year ended September 30, 1995, the period from November 1, 1993 to September 30, 1994 and each of the years in the three-year period ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1995. Dividends for the 1995 calendar year will be reported to you on Form 1099-Div in late January 1996. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

    Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE                                                                           PER SHARE
-------------------------------------------------------------------------------------  ---------
October 31, 1994.....................................................................  $  0.0513
November 30, 1994....................................................................     0.0518
December 31, 1994....................................................................     0.0532
January 31, 1995.....................................................................     0.0558
February 28, 1995....................................................................     0.0511
March 31, 1995.......................................................................     0.0540
April 30, 1995.......................................................................     0.0539
May 30, 1995.........................................................................     0.0551
June 30, 1995........................................................................     0.0527
July 31, 1995........................................................................     0.0535
August 31, 1995......................................................................     0.0543
September 30, 1995...................................................................     0.0528
                                                                                       ---------
                                                                                       $  0.6395
                                                                                       ---------
                                                                                       ---------

CLASS B

    Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE                                                                           PER SHARE
-------------------------------------------------------------------------------------  ---------
October 31, 1994.....................................................................  $  0.0454
November 30, 1994....................................................................     0.0463
December 31, 1994....................................................................     0.0460
January 31, 1995.....................................................................     0.0486
February 28, 1995....................................................................     0.0445
March 31, 1995.......................................................................     0.0466
April 30, 1995.......................................................................     0.0467
May 30, 1995.........................................................................     0.0474
June 30, 1995........................................................................     0.0451
July 31, 1995........................................................................     0.0458
August 31, 1995......................................................................     0.0466
September 30, 1995...................................................................     0.0453
                                                                                       ---------
                                                                                       $  0.5543
                                                                                       ---------
                                                                                       ---------

CLASS C

    Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE                                                                           PER SHARE
-------------------------------------------------------------------------------------  ---------
March 31, 1995.......................................................................     0.0467
April 30, 1995.......................................................................     0.0467
May 30, 1995.........................................................................     0.0474
June 30, 1995........................................................................     0.0451
July 31, 1995........................................................................     0.0457
August 31, 1995......................................................................     0.0466
September 30, 1995...................................................................     0.0452
                                                                                       ---------
                                                                                       $  0.3234
                                                                                       ---------
                                                                                       ---------

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value. (Exchanges from the Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge.) Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or saving account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPs, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. Amounts over $1,000 will be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Amounts for less than $1,000 will be mailed to your bank on your behalf. To set this up, please send a voided check from your bank. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc.'s six portfolio managers manage eight mutual funds containing $272 million in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
              READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST

                                  ADVANTUS-TM-
                                FAMILY OF FUNDS


                            MIMLIC SALES CORPORATION
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                            1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48645 11-95